UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 10, 2026

LifeStance Health Group, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40478	86-1832801
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4800 N. Scottsdale Road
Suite 2500
Scottsdale, Arizona		85251
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 602 767-2100

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	LFST	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 10, 2026 (the “Start Date”), LifeStance Health Group, Inc. (“LifeStance” or the “Company”) promoted Lisa Miller, age 52, to serve as the Company’s Chief Operating Officer and Principal Operating Officer. Ms. Miller, previously served as LifeStance’s Executive Vice President, Practice Operations from February 2024 until March 10, 2026. Previously, Ms. Miller served as LifeStance’s Senior Vice President, Practice Operations from September 2022 until February 2024.

Prior to joining LifeStance, Ms. Miller served as Chief Operating Officer and Interim Chief Executive Officer for Invo Healthcare from September 2020 to April 2022, where she was responsible for executing the organization’s vision to transform autism treatment. Ms. Miller holds a Master of Science degree in Neuroscience from the University of Medicine and Dentistry of New Jersey and received an MBA from Columbia Business School.

In connection with her appointment as Chief Operating Officer, Ms. Miller will be entitled to an annual base salary of $485,000 and, beginning for calendar year 2026, an annual bonus opportunity with a target equal to 85% of her base salary, with the actual amount of such bonus based upon achievement of performance objectives.

In addition, Ms. Miller will be entitled to an annual equity award pursuant to the Company’s 2021 Equity Incentive Plan in the form of time-based restricted stock units and performance-based restricted stock units of the Company with a current aggregate target grant date value of approximately $1,500,000. The time-based restricted stock units will vest in equal installments on each of the first three anniversaries of the date of grant, generally subject to Ms. Miller’s continued employment through the applicable vesting date. The performance-based restricted stock units will vest in equal installments on each of the first three anniversaries of the date of grant solely to the extent that the underlying performance targets for the relevant period are achieved, generally subject to Ms. Miller’s continued employment through the applicable vesting date.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LifeStance Health Group, Inc.

Date: March 11, 2026	By:	/s/ Ryan Pardo
Ryan Pardo
Chief Legal Officer and Secretary